SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2004

                             On2 Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                   21 Corporate Drive, Suite 103, New York NY
                12065 (Address, including zip code, and telephone
                         number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)

      Item 12. Results of Operations and Financial Condition

      On October 28, 2004, On2 Technologies, Inc., issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004           On2 Technologies, Inc.
                                 By: /s/ Doug McIntyre
                                     ------------------------------
                                 Name: Doug McIntyre
                                      -----------------------------
                                 Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                             Dated October 28, 2004

                                  EXHIBIT INDEX

    Exhibit Number     Description

      99.1 Press Release dated October 28, 2004